UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2018

ALBERTSONS COMPANIES, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-218138	47-5579477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

250 Parkcenter Blvd., Boise, ID	83706
(Address of principal executive offices)	(Zip Code)

(208) 395-6200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 18, 2018, Albertsons Companies, Inc. (“ACI”), parent of Albertsons Companies, LLC (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rite Aid Corporation (“Rite Aid”), Ranch Acquisition II LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of ACI (“Merger Sub II”), and Ranch Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of Merger Sub II (“Merger Sub” and, together with Merger Sub II, the “Merger Subs”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Rite Aid (the “Merger”), with Rite Aid surviving the Merger as a wholly-owned direct subsidiary of Merger Sub II (the “Surviving Corporation”), and (ii) immediately following the Merger, the Surviving Corporation will merge with and into Merger Sub II (the “Subsequent Merger” and, together with the Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger as a wholly-owned direct subsidiary of ACI (the “Surviving Company”).

At the effective time of the Merger, each share of Rite Aid’s common stock, par value $1.00 per share (“Company Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Company Common Stock owned by ACI, Merger Sub or Rite Aid (including treasury stock held by Rite Aid), which will be cancelled) will be converted into the right to receive and become exchangeable for 0.1000 (the “Base Exchange Ratio”) of a fully paid and nonassessable share of ACI common stock, par value $0.01 per share (“ACI Common Stock”) (the “Base Consideration”), without interest, plus, at the election of the holder of Company Common Stock, either (i) an amount in cash equal to $0.1832 per share (the “Additional Cash Consideration” and, together with the Base Consideration, the “Cash Election Consideration”), without interest, or (ii) 0.0079 (the “Additional Stock Election Exchange Ratio” and, together with the Base Exchange Ratio, the “Stock Election Exchange Ratio”) of a fully paid and nonassessable share of ACI Common Stock  (the “Additional Stock Consideration” and, together with the Base Consideration, the “Stock Election Consideration”).

Subject to the terms of the Merger Agreement, at the Effective Time, each option to purchase Company Common Stock granted under any Company stock plan that is outstanding and unexercised immediately prior to the Effective Time (each, a “Company Stock Option”), whether or not then vested or exercisable, will be assumed by ACI and will be converted into a stock option to acquire a number of shares of ACI Common Stock (an “ACI Stock Option”), on the same terms and conditions as were applicable to such Company Stock Option immediately prior to the Effective Time (but taking into account any changes thereto provided for in the Merger Agreement), equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time multiplied by (ii) the Base Exchange Ratio, with any fractional shares rounded down to the nearest whole number of shares after aggregating each individual holder’s Company Stock Options with the same exercise price.  The exercise price per share of ACI Common Stock subject to each such ACI Stock Option will be an amount (rounded up to the nearest whole cent) equal to the quotient of (A) the excess of (x) the per share exercise price of such Company Stock Option immediately prior to the Effective Time over (y) the Additional Cash Consideration divided by (B) the Base Exchange Ratio.

Except as described below for a current or former non-employee director, consultant, employee or other service provider of Rite Aid who is not a continuing employee or continuing service provider after the Effective Time (each, a “Former Service Provider”), subject to the terms of the Merger Agreement, at the Effective Time, each outstanding time- or performance-vesting restricted stock unit granted under any Company Stock Plan (each, a “Company RSU”), whether or not then vested, will be assumed by ACI and will be converted into a restricted stock unit award (an “ACI RSU”), on the same terms and conditions as were applicable to such Company RSU immediately prior to the Effective Time (including settlement in cash with respect to any Company RSU that by its terms provides for settlement in cash and settlement in ACI Common Stock with respect to any Company RSU that by its terms provides for settlement in Company Common Stock), relating to the number of shares of ACI Common Stock equal to the product of (i) the number of Company RSUs held by the holder thereof immediately prior to the Effective Time, assuming achievement of any applicable performance metrics at the target level of achievement, multiplied by (ii) the Stock Election Exchange Ratio, with any fractional shares rounded to the nearest whole number of shares.

Except as described below for Former Service Providers, subject to the terms of the Merger Agreement, at the Effective Time, each outstanding restricted share award granted under any Company Stock Plan (each, a “Company RSA”), whether or not then vested, will be assumed by ACI and will be converted into a restricted share award (each, an “ACI RSA”) on the same terms and conditions as were applicable to such Company RSA immediately prior to the Effective Time (but taking into account any changes thereto provided for in the Merger Agreement), relating to the number of shares of ACI Common Stock equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSA multiplied by (ii) the Base

Exchange Ratio, with any fractional shares rounded to the nearest whole number of shares, plus, a number of shares of ACI Common Stock or an amount in cash equal to the product of (X) the number of shares of Company Common Stock subject to such Company RSA immediately prior to the Effective Time  multiplied by (Y) the Additional Stock Consideration or the Additional Cash Consideration, as elected by the holder of such Company RSA.

Subject to the terms of the Merger Agreement, with respect to each Company RSA and Company RSU held by a Former Service Provider, (i) the vesting will be fully accelerated at the Effective Time (and all restrictions thereupon will lapse), and (ii) subject to deduction and withholding rights, in respect of such outstanding Company RSA or Company RSU, such Former Service Provider will be entitled to receive that number of whole shares of ACI Common Stock equal to the product of (A) the number of shares of Company Common Stock subject to such Company RSA or Company RSU immediately prior to the Effective Time (assuming achievement of any applicable performance metrics at the target level of achievement) multiplied by (B) the Base Exchange Ratio, with any fractional shares rounded to the nearest whole number of shares, plus, a number of shares of ACI Common Stock or an amount in cash equal to the product of (X) the number of shares of Company Common Stock subject to such Company RSA or Company RSU immediately prior to the Effective Time (assuming achievement of any applicable performance metrics at the target level of achievement) multiplied by (Y) the Additional Stock Consideration or the Additional Cash Consideration, as elected by the holder of such Company RSA and Company RSU, except, with respect to any Company RSU that by its terms provides for settlement in cash, the Former Service Provider will be entitled to receive the cash value of the number of whole shares of ACI Common Stock equal to the product of (A) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time (assuming achievement of any applicable performance metrics at the target level of achievement) multiplied by (B) the Base Exchange Ratio, with any fractional shares rounded to the nearest whole number of shares, plus, an amount in cash equal to the product of (X) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time (assuming achievement of any applicable performance metrics at the target level of achievement) multiplied by (Y) the Additional Cash Consideration (for the avoidance of doubt, the holder will not have the right to elect Additional Stock Consideration).

Consummation of the Merger is subject to various closing conditions, including but not limited to (i) approval of the Merger Agreement by holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger, (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the Merger, (iv) the absence of a material adverse effect on Rite Aid and ACI, in each case, as defined in the Merger Agreement, (v) approval for listing, on the New York Stock Exchange (the “NYSE”), of the shares of ACI Common Stock to be issued in the Merger and to be reserved for issuance in connection with the Merger, (vi) ACI’s registration statement on Form S-4 shall have become effective under the Securities Act of 1933, as amended, and shall not be the subject of any stop order or proceedings seeking a stop order, (vii) Rite Aid having received no less than $4.076 billion of gross proceeds under the Amended and Restated Asset Purchase Agreement, dated as of September 18, 2017, by and among Rite Aid, Walgreens Boots Alliance, Inc. and Walgreen Co., (viii) approval of the Ohio Department of Insurance for the change of control of Rite Aid’s subsidiary, Envision Insurance Company, and (ix) ACI shall have delivered Rite Aid a Lock-Up Agreement, No Action Agreement and Standstill Agreement, in each case, in the form agreed to by the parties to the Merger Agreement.

The parties to the Merger Agreement have each made customary representations and warranties. The parties to the Merger Agreement have each agreed to various covenants and agreements, including, among others, (i) each party’s agreement to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) Rite Aid’s agreement to not solicit proposals relating to alternative transactions to the Merger or engage in discussions or negotiations with respect thereto, subject to certain exceptions, (iii) ACI’s covenant to agree to the sale, divestiture or disposition of any assets of Rite Aid that do not exceed $45 million in retail four-wall EBITDA if necessary or advisable in order to obtain antitrust approval of the Merger, and (iv) ACI’s agreement to use reasonable best efforts to arrange and obtain the debt financing contemplated by the debt commitment letter executed in connection with the Merger Agreement, or such alternative financing as contemplated by the Merger Agreement.

The Merger Agreement contains specified termination rights for ACI and Rite Aid, including a mutual termination right in the event that the Merger is not consummated by August 18, 2018, subject to extension to November 18, 2018 under certain circumstances. Rite Aid must pay ACI a $65 million termination fee if ACI terminates the Merger Agreement following a Change of Recommendation (as defined in the Merger Agreement) for the Merger by Rite Aid’s board of directors, or if Rite Aid terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior proposal, as set forth in, and subject to the conditions of, the Merger Agreement. Under certain additional circumstances described in the Merger Agreement, Rite Aid must also pay ACI a $65 million termination fee if the Merger Agreement is terminated in certain specified circumstances after an alternative acquisition proposal to the Merger has been publicly announced or otherwise shall have become publicly known, and, within twelve months following such termination, Rite Aid enters into a definitive agreement with respect to a business combination transaction of the type described in the relevant provisions of the Merger Agreement, or such a transaction is consummated. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, Rite Aid will be required to pay to ACI up to $10 million for expenses incurred by ACI (with such payment credited to any termination fee subsequently paid by Rite Aid). In the event the Merger Agreement is terminated in certain circumstances involving a failure to obtain antitrust approval, ACI is required to pay Rite Aid a $65 million termination fee.

On or prior to the Effective Time, the ACI Board of Directors shall cause the number of directors that will constitute the full ACI Board of Directors to be nine (9). The ACI Board of Directors at the Effective Time will be comprised of Robert G. Miller, who will serve as Chairman of the Board, Lenard B. Tessler, who will serve as Lead Director, John T. Standley, two directors designated by ACI (at least one of whom shall be qualify as “independent” under the listing rules of the NYSE and shall not be a partner or employee of Cerberus Capital Management, L.P. (“Cerberus”) or its affiliates or of a co-investor in ACI or its affiliates), three directors designated by Rite Aid, each of whom who shall qualify as “independent” under the listing rules of the NYSE, and one director jointly designated by ACI and Rite Aid, who shall be qualify as “independent” under the listing rules of the NYSE and who shall not be a partner or employee of Cerberus or its affiliates or of a co-investor in ACI or its affiliates. From and after the Effective Time and until such time as Cerberus ceases to own at least ten percent (10%) of the outstanding ACI Common Stock, the Merger Agreement grants Cerberus the right to appoint two (2) directors to the ACI Board of Directors.  From and after such time as Cerberus ceases to own at least ten percent (10%) of the outstanding ACI Common Stock, but owns at least five percent (5%) of the outstanding ACI Common Stock, the Merger Agreement grants Cerberus the right to appoint one (1) director to the ACI Board of Directors.  Until such time as Cerberus ceases to own at least fifteen percent (15%) of the outstanding ACI Common Stock, the Merger Agreement grants Cerberus the right to appoint the Chairman and Lead Director of the ACI Board of Directors, provided that either the Chairman or the Lead Director shall qualify as “independent” under the rules of the NYSE and shall not be a partner or employee of Cerberus, its affiliates, or any of the co-investors of ACI.  Until such time as Cerberus ceases to own at least ten percent (10%) of the outstanding ACI Common Stock, the Merger Agreement grants Cerberus the right to appoint the Lead Director of the ACI Board of Directors.

Prior to the Effective Time, ACI shall terminate the Stockholders’ Agreement, dated as of December 3, 2017, by and among ACI, Albertsons Investor Holdings, LLC and KIM ACI, LLC, and enter into a registration rights agreement (the “Registration Rights Agreement”) substantially in the form attached to the Merger Agreement as Exhibit A. When entered into, the Registration Rights Agreement will provide for certain piggyback registration rights to the pre-Merger stockholders of ACI and certain demand registration rights to Cerberus, Schottenstein Stores Corporation, Klaff Realty, LP, Kimco Realty Corporation Lubert-Adler Partners, L.P. and Colony Financial Inc. In addition, prior to the consummation of the Merger, ACI will enter into a lock-up agreement (the “Lock-Up Agreement”) with each of the pre-Merger stockholders of ACI, substantially in the form attached as Exhibit B to the Merger Agreement. The Lock-Up Agreements will restrict transfers of such holder’s shares of ACI Common Stock held at the time of the consummation of the Merger, subject to certain exceptions, until 18 months after the consummation of the Merger or, if later, until such holder beneficially owns less than 5% of the outstanding ACI common stock. Beginning six months after the consummation of the Merger, such holders will be permitted to sell up to one third of their restricted shares in marketed, underwritten offerings, and in certain circumstances pursuant to other available means, and beginning one year after the consummation of the Merger, such holders will be permitted to sell up to an additional one third of their restricted shares in marketed, underwritten offerings, and in certain circumstances pursuant to other available means.

At or prior to the consummation of the Merger, ACI shall cause each of Cerberus, Schottenstein Stores Corporation, Klaff Realty, LP, Kimco Realty Corporation and Lubert-Adler Partners, L.P. (each, together with Colony Financial Inc., an “Other Stockholder”) to, enter into an agreement (a “No Action Agreement”), substantially in the form attached as Exhibit C to the Merger Agreement. Pursuant to the terms of the No-Action Agreement, each such party will agree for a period of the earlier of five years after the consummation of the merger or until such party ceases to beneficially own five percent of the outstanding ACI Common Stock that such party shall not (i) coordinate the exercise of voting rights of ACI Common Stock with any Other Stockholder (as defined in the No Action Agreement), (ii) form a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 with any Other Stockholder or (iii) purchase any ACI Common Stock from any Other Stockholder.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. It is not intended to provide any factual information about Rite Aid, ACI or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Rite Aid, ACI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Rite Aid’s public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Merger Agreement, the Mergers, Rite Aid, ACI, Merger Subs, and their respective subsidiaries and affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the joint proxy statement/prospectus that will be filed on Form S-4, as well as in the other documents that each of Rite Aid and ACI make with the Securities and Exchange Commission (the “SEC”).

Standstill Agreement

On February 18, 2018, Rite Aid entered into a standstill agreement (the “Standstill Agreement”) with ACI and Cerberus, pursuant to which Cerberus has agreed not to purchase shares of ACI Common Stock or other securities issued by ACI, except Cerberus may acquire beneficial ownership of ACI Common Stock provided that such beneficial ownership does not result in ownership of 30% or more of the issued and outstanding shares of ACI Common Stock in the aggregate following such transaction, during the standstill period. The standstill period commences at the Effective Time and terminates upon the earliest to occur of (i) thirty days following the date that Cerberus does not have any of its designees on the ACI Board of Directors, (b) the date on which Cerberus no longer has the right to appoint (and has not appointed) at least one director to the ACI Board of Directors and (c) the date on which ACI materially breaches or takes any action challenging the validity or enforceability of the provisions of the Merger Agreement that grant Cerberus certain rights to appoint directors to the ACI Board of Directors.

The foregoing description of the Standstill Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Standstill Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Commitment Letter

In connection with entering into the Merger Agreement, ACI entered into a debt commitment letter (the “Commitment Letter”), dated as of February 18, 2018, with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse AG, Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA  (collectively, the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties have committed to provide ACI with (i) a backstop asset-based revolving credit facility in an aggregate principal amount of  $5,000 million (the “Backstop ABL Facility”); (ii) incremental commitments under the Company’s existing secured asset-based revolving credit facility in an aggregate principal amount of  $1,000 million; (iii) a new asset-based term loan facility in an aggregate principal amount of  $1,200 million; and (iv) a new secured bridge loan facility in an aggregate principal amount of $1,200 million (collectively, the “Financing”), in each case on the terms and subject to the conditions set forth in the Commitment Letter. The proceeds of the Financing will be used, among other things, to refinance certain of Rite-Aid’s existing indebtedness, pay fees and expenses in connection with the Merger and finance cash consideration, if any, in connection with the Merger. As more fully described in the Commitment Letter, the Backstop ABL Facility will be utilized by ACI only if certain amendments to the Company’s existing secured asset-based revolving credit facility are not obtained prior to the date on which the Merger is consummated, in which case the Company’s existing asset-based revolving credit facility will be refinanced and the incremental commitments described under clause (ii) above will cease to apply, and if such amendments are obtained, the commitments in respect of the Backstop ABL Facility described under clause (i) will cease to apply.

Pursuant to the Merger Agreement, Rite-Aid has agreed to use commercially reasonable efforts to provide cooperation as  may be reasonably requested by ACI in connection with the Financing. The Commitment Parties’ commitment to provide the Financing is subject to certain conditions, including consummation of the Merger in accordance with the Merger Agreement substantially concurrently with the initial borrowing under the Financing; the negotiation and execution of definitive documentation in respect of the Financing consistent with the Commitment Letter (including certain customary closing deliverables); delivery of certain historical and pro forma financial information in respect of ACI and Rite Aid and their respective subsidiaries; the absence of a Company Material Adverse Effect (as defined in the Merger Agreement); the accuracy of certain specified representations and warranties in the Merger Agreement and in the definitive documentation in respect of the Financing; completion of a customary marketing period in connection with a notes offering to replace certain portions of the Financing; completion of a third party appraisal and field examination in respect of the assets of Rite Aid and its subsidiaries; minimum excess availability under the applicable asset-based revolving credit facility of not less than $2,000 million (including up to $500 million of cash on hand); and certain other customary closing conditions.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is being filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD.

On February 20, 2018, ACI and Rite Aid issued a joint press release announcing the Merger Agreement. A copy of the joint press release relating to the Merger Agreement is attached hereto as Exhibit 99.1.

ACI and Rite Aid intend to host an analyst call with respect to the Merger at 8:30 a.m. Eastern Time on February 20, 2018.  The call will be simulcast via the internet and can be accessed in the Investor Relations sections of www.riteaid.com and www.albertsonscompanies.com, along with an accompanying investor presentation. Participants  may access the call by dialing (877) 654-4425 within the U.S. and Canada or (706) 679-0005 outside of the U.S. and Canada. The reservation number is: 9687728. A playback of the call will also be available by telephone beginning at 12 p.m. Eastern Time today until 11:59 p.m. Eastern Time on March 6, 2018. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the reservation number 9687728. A copy of the presentation to be given during the analyst call hosted by ACI and Rite Aid is attached hereto as Exhibit 99.2.

* * *

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending merger between ACI and Rite Aid and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements.  Such statements include, but are not limited to, statements regarding the benefits of the proposed merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement.  The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.  Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of the pending merger, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the merger agreement by the stockholders of Rite Aid was not obtained; risks related to the ability of ACI and Rite Aid to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement); the risk that there may be a material adverse change of Rite Aid or ACI; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Rite Aid’s common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of ACI and Rite Aid to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended March 4, 2017 filed with the SEC on March 4, 2017, the Company’s registration statement on Form S-4 filed with the SEC on June 28, 2017, the Company’s quarterly reports on Form 10-Q filed with the SEC on August 1, 2017, October 23, 2017 and January 1, 2018,  the Form S-4 that will be filed with the SEC by ACI in connection with the proposed merger, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and ACI, Rite Aid, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed strategic combination involving Rite Aid and ACI, Rite Aid and ACI  intend to file relevant materials with the SEC, including that ACI will file a registration statement on Form S-4 that will include a proxy statement/prospectus to be distributed to Rite Aid stockholders.  Rite Aid will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention:  Senior Director, Treasury Services & Investor Relations.  Copies of documents filed with the SEC by ACI will be made available, free of charge, at www.albertsonscompanies.com.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

2.1(*)	Agreement and Plan of Merger, dated February 18, 2018, by and among Albertsons Companies, Inc., Rite Aid Corporation, Ranch Acquisition Corp. and Ranch Acquisition Corp II LLC
10.1	Standstill Agreement, dated as of February 18, 2018, by and among Rite Aid Corporation, Albertsons Companies, Inc. and Cerberus Capital Management, L.P.
10.2

Debt Commitment Letter, dated February 18, 2018, by and among Albertsons Companies, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse AG and Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA

99.1	Joint Press Release, dated February 20, 2018
99.2	Investor Presentation, dated February 20, 2018

* The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

Exhibit Index

Exhibit No.
2.1(*)	Agreement and Plan of Merger, dated February 18, 2018, by and among Albertsons Companies, Inc., Rite Aid Corporation, Ranch Acquisition Corp. and Ranch Acquisition Corp II LLC
10.1	Standstill Agreement, dated as of February 18, 2018, by and among Rite Aid Corporation, Albertsons Companies, Inc. and Cerberus Capital Management, L.P.
10.2

Debt Commitment Letter, dated February 18, 2018, by and among Albertsons Companies, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse AG and Credit Suisse Securities (USA) LLC and Goldman Sachs Bank USA

99.1	Joint Press Release, dated February 20, 2018
99.2	Investor Presentation, dated February 20, 2018

* The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, LLC

Date: February 20, 2018	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President and General Counsel